UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2013 (November 7, 2013)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA    001-32714    98-0570897
DELAWARE    001-35211    38-3531640
(State or other jurisdiction    (Commission    (IRS Employer
of incorporation)    File Number)    Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1-LA/547960.2

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 7, 2013, Gastar Exploration Ltd. (the “Company”) announced that Gastar Exploration USA, Inc., its direct subsidiary (“Gastar USA”), has closed an underwritten public offering of 2,140,000 shares of its 10.75% Series B Preferred Stock (liquidation preference of $25.00 per share) at a public offering price of $25.00 per share. The total of 2,140,000 shares of Series B Cumulative Preferred Stock includes 140,000 shares of Series B Cumulative Preferred Stock purchased pursuant to the partial exercise of the underwriters’ 30-day option to purchase additional shares of Series B Cumulative Preferred stock to cover over-allotments. A copy of the Company’s press release dated November 7, 2013 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On November 8, 2013, Gastar USA announced the pricing of $125 million aggregate principal amount of its 85/8% Senior Secured Notes due 2018 (the “Additional Notes”). The Additional Notes mature on May 15, 2018 and were priced at 97.0% of the principal amount. The Additional Notes are being offered as additional notes to Gastar USA’s existing $200 million aggregate principal amount of 85/8% Senior Notes due 2018 that Gastar USA sold in a private placement on May 15, 2013. The Additional Notes and the notes issued on May 15, 2013 will be treated as a single class of debt securities and will have identical terms, other than the issue date. The offering is expected to close on November 15, 2013. A copy of the Company’s press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached exhibits are deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.        Description of Document

99.1	Press release dated November 7, 2013.

99.2	Press release dated November 8, 2013.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013

GASTAR EXPLORATION LTD.

By:    /s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

By:    /s/ J. RUSSELL PORTER
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.        Description of Document

99.1	Press release dated November 7, 2013.

99.2	Press release dated November 8, 2013.